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Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                                                   EXHIBIT 10.32


                   FIRST AMENDMENT TO PROCUREMENT AGREEMENT


     This amendment (the "Amendment") is entered into as of April 10, 2001, by and between Tellium, Inc, a Delaware Corporation ("Supplier") and Qwest Communications Corporation ("Qwest"), a Delaware corporation.

     Reference is made to that certain Procurement Agreement, made as of September 18, 2000 (the "Agreement") by and between Supplier and Qwest. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

     1. The phrase "December 31, 2003" in first sentence of Section 2.1 of the Agreement shall be replaced with the phrase "December 31, 2005" so that such sentence reads in its entirety as follows:

        The initial term of this Agreement (the "Initial Term") commences on the Effective Date and continues until December 31, 2005, unless earlier terminated or extended in accordance with other provisions of this Agreement or unless extended in writing by the Parties.

     2. Section 2.2 (a) shall be deleted in its entirety and replaced with the following:

        Subject to the terms and conditions of this Agreement, including its Schedules, during the Initial Term, Qwest will make purchases of Products under this Agreement as follows: (a) during the period from the (***) until (***), Qwest will make purchases under this Agreement in an aggregate amount of not less than (***) (the "First Milestone"), (b) during the period from (***) until (***), Qwest will make purchases under this Agreement in an aggregate amount of not less than (***) (the "Second Milestone"), (c) during the period from (***) until (***), Qwest will make purchases under this Agreement in an aggregate amount of not less than (***) (the "Third Milestone") and (d) during the period from (***) until (***), Qwest will make purchases under this Agreement in an aggregate amount of not less than (***) (the "Fourth Milestone") and (e) during the period from (***) until (***), Qwest will make purchases under this Agreement in an aggregate amount of not less than (***) (the "Fifth Milestone") (each of the First Milestone, Second Milestone,
        Third Milestone, Fourth Milestone and Fifth Milestone individually a "Milestone" and collectively, the "Commitment"); provided that if in (***) is (***) for the (***), (***) may (***) of an (***) of the (***)
        of the (***) and (***), and upon such a (***), the (***) shall (***) a (***) and any such (***) shall
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Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

         be (***) by the parties (***). The above amounts are net of any discounts Qwest receives on the price of the Products.

      3. Section 2.2(c) shall be deleted in its entirety and replaced with the following:

         Subject to Section 21.3, all purchases of Products or Services from Supplier and its Affiliates by Qwest and Qwest Affiliates will be credited towards the Commitment. Any purchases made in excess of any Milestone amount will be credited towards the next succeeding Milestone amount.

      4. Section 6.1 shall be deleted in its entirety and replaced with the following:

         For all Purchase Orders placed on or after the date hereof and until Qwest has purchased (***) of Products (the "Increased Discount Threshold"), Qwest will receive a discount of (***) off the list price of the Products set forth in Schedule C (the "List Price"). For all
                                      ----------
         Purchase Orders placed after Qwest has purchased an amount in excess of the Increased Discount Threshold, Qwest will receive a discount of (***).


      All other provisions of the Agreement shall remain unchanged and in full force and effect, and nothing in this Amendment shall affect any other provision of the Agreement as in effect prior to the date hereof.

      This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually-executed counterpart hereof.

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Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

    IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date above written.

Tellium, Inc.                             Qwest Communications Corporation

By:  /s/ Nicholas DeVito                  By:  /s/
     ---------------------------               --------------------------
Name:  Nicholas DeVito                    Name:
                                                 ------------------------
Title: V.P. Business Development          Title:
                                                 ------------------------

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